SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported):
                                  April 10, 2002


                       KANSAS CITY SOUTHERN INDUSTRIES, INC.
                ---------------------------------------------------
                (Exact name of company as specified in its charter)


       DELAWARE                  1-4717                   44-0663509
----------------------------  ----------------        ---------------------
(State or other jurisdiction  (Commission file           (IRS Employer
   of incorporation)             number)              Identification Number)


                 427 West 12th Street, Kansas City, Missouri 64105
                ---------------------------------------------------
                (Address of principal executive offices) (Zip Code)


                 Company's telephone number, including area code:

                                (816) 983 - 1303

                114 West 11th Street, Kansas City, Missouri 64105
          (Former name or former address if changed since last report)

Item 7.     Financial Statements and Exhibits

(c)         Exhibits

            Exhibit No.                         Document

            (99)                                Additional Exhibits

            99.1                                Press Release issued by Kansas
                                                City Southern dated April 10,
                                                2002 entitled, "Kansas City
                                                Southern Announces First Quarter
                                                Meeting, Conference Call," is
                                                attached hereto as Exhibit 99.1


Item 9.     Regulation FD Disclosure

Kansas City Southern Industries,  Inc. ("KCSI" or "Company") is furnishing under
Item 9 of this Current  Report on Form 8-K the  information  included as Exhibit
99.1 to this report. Exhibit 99.1 is the KCSI news release, dated April 10, 2002, announcing the date, time and other relevant information regarding the Company's first quarter meeting and conference call of its financial results for the three months ended March 31, 2002.

The information included in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Kansas City Southern Industries, Inc.


Date: April 15, 2002                       By:   /s/  Louis G. Van Horn
                                               ----------------------------
                                                    Louis G. Van Horn
                                               Vice President and Controller
                                               (Principal Accounting Officer)

Kansas City Southern                                               Press Release
427 West 12th Street
Kansas City, MO 64105
NYSE Symbol: KSU

EXHIBIT 99.1


   Date:          April 10, 2002

   Media Contact: William H. Galligan           816/983-1551
                  William.h.galligan@kcsr.com

   Kansas City Southern Announces First Quarter Meeting, Conference Call

   Kansas City Southern (KCS) will report financial results for first quarter 2002 on Thursday, April 25th, prior to the opening of trading on the New York Stock Exchange.

   KCS will hold its first quarter 2002 earnings presentation conference call on April 25th at 1:00 p.m. EDT. Interested parties are invited to call: (800) 810-0924 (domestic) or (913) 981-4900 (international), code # 437256, at least five minutes prior to 1:00 p.m. EDT. The accompanying slides to the presentation will be available on the KCS website, www.kcsi.com on April 25th. Additionally, a replay of the presentation will be available by calling
   (888) 203-1112 or (719) 457-0820,  confirmation # 437256.  The replay will be available from April 25th to May 1st.